[Advance Financial Bancorp Letterhead]







December 15, 1997

Dear Fellow Stockholder:

      On behalf of the Board of Directors and management of Advance Financial Bancorp (the "Company"), I cordially invite you to attend a Special Meeting of Stockholders to be held at the Steubenville Country Club, 413 Lovers Lane, Steubenville, Ohio, on Tuesday, January 20, 1998, at 9:00 a.m. The attached Notice of Special Meeting and Proxy Statement describe the formal business to be transacted at the Special Meeting.

      The Board of Directors of the Company has determined that the matters to be considered at the Meeting, described in the accompanying Notice of Special Meeting and Proxy Statement, are in the best interest of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

      WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE AS PROMPTLY AS POSSIBLE. This will not prevent you from voting in person at the Special Meeting, but will assure that your vote is counted if you are unable to attend the Special Meeting. YOUR VOTE IS VERY IMPORTANT.

                                          Sincerely,


                                          /s/ Stephen M. Gagliardi
                                          Stephen M. Gagliardi
                                          President and Chief Executive Officer

--------------------------------------------------------------------------------
                            ADVANCE FINANCIAL BANCORP
                              1015 COMMERCE STREET
                         WELLSBURG, WEST VIRGINIA 26070
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                         To be Held on January 20, 1998
--------------------------------------------------------------------------------

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the "Meeting") of Advance Financial Bancorp ("the Company"), will be held at the Steubenville Country Club, 413 Lovers Lane, Steubenville, Ohio, on Tuesday, January 20, 1998, at 9:00 a.m.

The Meeting is for the purpose of considering and acting upon the following matters:

      1. The approval of the Advance Financial Bancorp 1998 Stock Option Plan (the "1998 Stock Option Plan" or "Option Plan"); and

      2. The approval of the Advance Financial Savings Bank Restricted Stock Plan (the "Restricted Stock Plan" or "RSP").

      The transaction of such other business as may properly come before the Meeting or any adjournments thereof may also be acted upon. If necessary, the Meeting will be adjourned to solicit additional proxies with respect to approval of the 1998 Stock Option Plan and the Restricted Stock Plan. The Board of Directors is not aware of any other business to come before the Meeting.

      Action may be taken on any one of the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Pursuant to the Company's Bylaws, the Board of Directors has fixed the close of business on December 4, 1997, as the record date for determination of the stockholders entitled to vote at the Meeting and any adjournments thereof.

EACH STOCKHOLDER, WHETHER OR NOT HE OR SHE PLANS TO ATTEND THE MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY SIGNED PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE HIS PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE MEETING.

                                    BY ORDER OF THE BOARD OF DIRECTORS



                                    /s/ Florence K. McAlpine
                                    Florence K. McAlpine
                                    Corporate Secretary
Wellsburg, West Virginia
December 15, 1997

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                            ADVANCE FINANCIAL BANCORP
                              1015 COMMERCE STREET
                         WELLSBURG, WEST VIRGINIA 26070
--------------------------------------------------------------------------------
                         SPECIAL MEETING OF STOCKHOLDERS
                                January 20, 1998
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Advance Financial Bancorp (the "Company") to be used at a Special Meeting of Stockholders of the Company which will be held at the Steubenville Country Club, 413 Lovers Lane, Steubenville, Ohio, on January 20, 1998, 9:00 a.m. local time (the "Meeting"). The accompanying Notice of Special Meeting of Stockholders and this Proxy Statement are being first mailed to stockholders on or about December 15, 1997. The Company is the parent company of Advance Financial Savings Bank (the "Bank"). The Company was formed as a Delaware corporation in September 1996 at the direction of the Bank to acquire all of the outstanding stock of the Bank issued in connection with the completion of the Bank's mutual-to-stock conversion on December 31, 1996 (the "Conversion").

      At the Meeting, stockholders will consider and vote upon (1) the approval of the Advance Financial Bancorp 1998 Stock Option Plan (the "1998 Stock Option Plan" or "Option Plan"), and (2) the approval of the Bank's Restricted Stock Plan (the "Restricted Stock Plan" or "RSP"). The Board of Directors knows of no additional matters that will be presented for consideration at the Meeting. Execution of a proxy, however, confers on the designated proxyholder the discretionary authority to vote the shares represented by such proxy in accordance with their best judgment on such other business, if any, that may properly come before the Meeting or any adjournment thereof.

      The approval of the 1998 Stock Option Plan provides for authorizing the issuance of an additional 108,445 shares of common stock of the Company ("Common Stock") upon the exercise of stock options to be awarded to officers, directors, key employees and other persons providing services to the Company or any present or future parent or subsidiary of the Company from time to time. The approval of the Restricted Stock Plan provides for authorization to issue up to an additional 43,378 shares of Common Stock upon awards to personnel of experience and ability in key positions of responsibility with the Bank and its subsidiaries from time to time. At the present time, the Bank intends to acquire such Common Stock for RSP purposes through open-market purchases. The RSP has the authority, however, to buy such Common Stock directly from the Company. Approval of the Option Plan and the RSP may be deemed to have certain anti-takeover effects with regard to the Company. See "Approval of the 1998 Stock Option Plan - Effect of Mergers, Change of Control and Other Adjustments, and -Possible Dilutive Effects of the Option Plan" and "Approval of the Restricted Stock Plan - Possible Dilutive Effects of RSP."


--------------------------------------------------------------------------------
                      VOTING AND REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

      Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Company at the address above or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a stockholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxies will be voted "FOR" Proposal I and "FOR" Proposal II at the Meeting or any adjournment thereof.

--------------------------------------------------------------------------------
            INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON
--------------------------------------------------------------------------------

      Employees, officers, and directors of the Company have an interest in certain matters being presented for stockholder approval. Upon stockholder approval, employees, officers, and directors of the Company may be granted stock options and restricted stock awards pursuant to the 1998 Stock Option Plan and the Restricted Stock Plan. The approval of the 1998 Stock Option Plan and the RSP are being presented as Proposal I and Proposal II, respectively. See "Voting Securities and Principal Holders Thereof" for information regarding the number of shares of Common Stock beneficially owned by executive officers and directors.

--------------------------------------------------------------------------------
                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

      Stockholders of record as of the close of business on December 4, 1997 (the "Record Date"), are entitled to one vote for each share of common stock of the Company (the "Common Stock") then held. As of the Record Date, the Company had 1,084,450 shares of Common Stock issued and outstanding.

      The certificate of incorporation of the Company ("Certificate of Incorporation") provide that in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of Common Stock (the "Limit") be entitled or permitted to any vote with respect to the shares held in excess of the Limit. Beneficial ownership is determined pursuant to the definition in the Certificate of Incorporation and includes shares beneficially owned by such person or any of his or her affiliates (as such terms are defined in the Certificate of Incorporation), or which such person or any of his or her affiliates has the right to acquire upon the exercise of conversion rights or options and shares as to which such person or any of his or her affiliates or associates have or share investment or voting power, but neither any employee stock ownership or similar plan of the Company or any subsidiary, nor any trustee with respect thereto or any affiliate of such trustee (solely by reason of such capacity of such trustee), shall be deemed, for purposes of the Certificate of Incorporation, to beneficially own any Common Stock held under any such plan.

      The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum at the Meeting. With respect to any matter, any shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter (the "Broker Non-Votes") will be considered present for purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to ratify any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

      As to matters being proposed for stockholder action as set forth in Proposal I and Proposal II, the proxy being provided by the Board of Directors enables a stockholder to check the appropriate box on the proxy to (i) vote "FOR" the item, (ii) vote "AGAINST" the item, or (iii) vote to "ABSTAIN" on such item. An affirmative vote of the holders of a majority of the total votes cast at the Meeting on each matter, in person or by proxy, is required to constitute stockholder approval for each of Proposals I and II. Shares as to which the "ABSTAIN" box is selected on the proxy will have the effect of a vote against the matter. Broker Non-Votes will not be counted in determining the voting on the matter.

      Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). The following table sets forth, as of the Record Date, persons or groups who own more than 5% of the Common Stock and the ownership of all executive officers and directors of the Company as a group. Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of Common Stock at the Record Date.

                                                                        Percent of Shares
                                                  Amount and Nature of    of Common Stock
Name and Address of Beneficial Owner              Beneficial Ownership     Outstanding
--------------------------------------            --------------------  -----------------
Advance Financial Savings Bank
Employee Stock Ownership Plan ("ESOP")
1015 Commerce Street
Wellsburg, West Virginia 26070 (1)                       86,756                 8.0%

Jeffrey L. Gendell
Tontine Partners, L.P.
31 West 52nd Street, 17th Floor
New York, New York 10019 (2)                            108,200                 9.9%

Mr. Terry Maltese
Sandler O'Neill Asset Management LLC
Malta Hedge Fund LP
Malta Partners LP
SOAM Holdings LLC
712 Fifth Avenue, 22nd Floor
New York, New York 10019 (3)                             59,500                 5.5%

All directors and officers of the Company as a  group
(9 persons) (4)                                          83,204                 7.7%



 -------------------------------------
(1) The ESOP purchased such shares for the exclusive benefit of plan participants with funds borrowed from the Company. These shares are held in a suspense account and will be allocated among ESOP participants annually on the basis of compensation as the ESOP debt is repaid. The Board of Directors has appointed a committee consisting of the Compensation and Benefits Committee of the Bank comprised of non-employee directors Murphy, Sperlazza, Chesson, Johnson, and Watson to serve as the ESOP administrative committee ("ESOP Committee") and to serve as the ESOP trustees ("ESOP Trustee"). The ESOP

      Committee or the Board instructs the ESOP Trustee regarding investment of ESOP plan assets. The ESOP Trustee must vote all shares allocated to participant accounts under the ESOP as directed by participants. Unallocated shares and shares for which no timely voting direction is received, will be voted by the ESOP Trustee as directed by the Board or the ESOP Committee. As of the Voting Record Date, 2,226 shares have been allocated under the ESOP to participant accounts.
(2) Based upon an amended Schedule 13D filed with the Securities and Exchange Commission, dated January 24, 1997, for which shared voting and dispositive power is shown with respect to 108,200 shares.
(3) Based upon a Schedule 13D filed with the Securities and Exchange Commission, dated August 14, 1997, for which shared voting and dispositive power is shown with respect to 59,500 shares. Based upon this Schedule 13D, Mr. Maltese, Sandler O'Neill Asset Management LLC and SOAM Holdings LLC beneficially owns all of these 59,500 shares; Malta Partners LP beneficially owns 42,400 of these 59,500 shares and Malta Hedge Fund LP beneficially owns 17,100 of these 59,500 shares.
(4) Includes shares of Common Stock held directly as well as by spouses or minor children, in trust and other indirect ownership, over which shares the individuals effectively exercise sole voting and investment power, unless otherwise indicated. Excludes 86,069 shares (86,756 shares minus 687 shares allocated to executive officers) held by the ESOP over which certain directors, as trustees to the ESOP, exercise shared voting and investment power. Such directors disclaim beneficial ownership with respect to such shares held by the ESOP.

      The following table sets forth the amount of Common Stock beneficially owned by each director and each of the named executive officers of the Company.



                                                           Common Stock Beneficially
                                                                Owned (1)(2)(3)
                                                           -----------------------------

    Name of Individual           Title                      Shares               %
    -----------------       -------------------           -----------       ------------

Stephen M. Gagliardi        President, Chief               10,325             --    (5)
                              Executive Officer
                              and Director
James R. Murphy             Director                       15,000(4)         1.4  %
William B. Chesson          Director                        2,500(4)          --    (5)
George H. Johnson           Director                        7,000(4)          --    (5)
William E. Watson           Director                       15,000(4)         1.4  %
Gary Young                  Director                        7,500             --    (5)
Noreen Mechling             Director, Senior Vice           5,176             --    (5)
                            President and Chief
                            Financial Officer
John R. Sperlazza           Director                       15,100(4)         1.4  %



-----------------------------
(1) Beneficial ownership as of December 4, 1997. Includes shares of Common Stock held directly as well as by spouses or minor children, in trust, and other indirect ownership, over which shares the individuals effectively exercise sole or shared voting and investment power, unless otherwise indicated.
(2) Excludes proposed stock options to purchase shares of Common Stock issuable under the 1998 Stock Option Plan, the granting of which are subject to stockholder approval of the 1998 Stock Option Plan and are not exercisable within 60 days of the Record Date. See "Proposal I - Approval of the 1998 Stock Option Plan."
(3) Excludes shares of Common Stock proposed to be awarded under the RSP, the granting of which are subject to stockholder approval of the Restricted Stock Plan. See "Proposal II - Approval of the Restricted Stock Plan."
(4) Excludes 86,756 shares of Common Stock held under the ESOP for which such individual serves as either a member of the ESOP Committee or as an ESOP Trustee. Such individual disclaims beneficial ownership with respect to shares held in a fiduciary capacity. The ESOP purchased such shares for the exclusive benefit of ESOP participants with funds borrowed from the Company. These shares are held in a suspense account and will be allocated among ESOP participants annually on the basis of compensation as the ESOP debt is repaid. The Board of Directors has appointed Messrs. Murphy, Sperlazza, Chesson, Johnson and Watson to serve on the ESOP Committee and to serve as ESOP Trustees. The ESOP Committee or the Board instructs the ESOP Trustee regarding investment of ESOP plan assets. The ESOP Trustees must vote all shares allocated to participant accounts under the ESOP as directed by ESOP participants. Unallocated shares and shares for which no timely voting direction is received will be voted by the ESOP Trustees as directed by the Board or the ESOP Committee. As of the Record Date, 2,226 shares have been allocated under the ESOP to participant accounts.
(5)   Less than 1.0%.

--------------------------------------------------------------------------------
                   DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
--------------------------------------------------------------------------------

Director Compensation

      In the fiscal year ended June 30, 1997, members of the Board Directors received a monthly fee of $400, with up to four absences, regardless of attendance. Board members receive $35 for attendance at each committee meeting. For the fiscal year ended June 30, 1997, total fees paid by the Bank to Directors were $83,245.

      Directors will receive awards of stock options and restricted stock under the 1998 Stock Option Plan and the RSP upon stockholder approval of these plans. See "Proposal I -- Approval of the 1998 Stock Option Plan" and "Proposal II -- Approval of the Restricted Stock Plan" herein.

Executive Compensation

      The Company has no full time employees, but relies on the employees of the Bank for the limited services required by the Company. All compensation paid to officers and employees is paid by the Bank.


      Summary Compensation Table. The following table sets forth the cash and non-cash compensation awarded to or earned by the chief executive officer. No other executive officer of either the Bank or the Company had a salary and bonus during the fiscal years ended June 30, 1997 and 1996 that exceeded $100,000 for services rendered in all capacities to the Bank or the Company.


                                     Annual Compensation
                                     -------------------

                                                                               All
Name and               Fiscal                            Other Annual         Other
Principal Position      Year    Salary      Bonus       Compensation(1)   Compensation(2)
--------------------   ------   -------    --------     ---------------   ---------------

Stephen M. Gagliardi    1997    $87,696    $ 7,500         $15,478         $11,640
President and Chief
Executive Officer       1996     81,111     10,000          13,427           8,238


-----------------
(1) At June 30, 1997, consists of $11,200 in Directors' fees and $4,278 in expenses associated with the use of a company automobile. At June 30, 1996, consists of $9,450 in Directors' fees and $3,977 in expenses associated with the use of a company automobile.
(2) At June 30, 1997, consists of a contribution of $174 for term life insurance, a matching contribution of $2,411 to the 401(K) Plan, a profit sharing contribution of $5,805 and 325 shares of stock allocated under the ESOP as of December 31, 1996, with a market value at such date of $3,250. At June 30, 1996, consists of a contribution of $174 for term life insurance, a matching contribution of $2,526 to the 401(K) Plan and a profit sharing contribution of $5,538.

      Employment Agreement. The Bank entered into an employment agreement with Stephen M. Gagliardi, President and Chief Executive Officer of the Bank ("Agreement"). The Agreement has a three year term. Mr. Gagliardi's base compensation under the Agreement is $98,992. Under the Agreement, Mr. Gagliardi's employment may be terminated by the Bank for "just cause" as defined in the Agreement. If the Bank terminates Mr. Gagliardi without just cause, Mr. Gagliardi will be entitled to a continuation of his salary from the date of termination through the remaining term of the Agreement but not less than one year's salary. In the event of the termination of employment in connection with any change in control of the Bank during the term of the Agreement, Mr. Gagliardi will be paid in a lump sum an amount equal to 2.99 times his five year average taxable compensation. In the event of a change in control at June 30, 1997, Mr. Gagliardi would have been entitled to a lump sum payment of approximately $256,835.

--------------------------------------------------------------------------------
               PROPOSAL I - APPROVAL OF THE 1998 STOCK OPTION PLAN
--------------------------------------------------------------------------------


General

      The Company's Board of Directors has adopted the 1998 Stock Option Plan. The Option Plan is subject to approval by the Company's stockholders. Pursuant to the Option Plan, up to 108,445 shares of Common Stock equal to up to 10% of the total Common Stock issued in the Conversion are to be reserved under the Company's authorized but unissued shares for issuance by the Company upon exercise of stock options to be granted to officers, directors, key employees and other persons from time to time. The purpose of the Option Plan is to attract and retain qualified personnel for positions of substantial responsibility and to provide additional incentive to certain officers, directors, key employees and other persons to promote the success of the business of the Company and the Bank. The Option Plan, which shall become effective upon the date of approval of the Option Plan by the stockholders of the Company ("Effective Date"), provides for a term of ten years, after which time no awards may be made. The following summary of the material features of the Option Plan is qualified in its entirety by reference to the complete provisions of the Option Plan which is attached hereto as Exhibit A.

      The Option Plan will be administered by the Board of Directors or a committee of not less than two non-employee directors appointed by the Company's Board of Directors and serving at the pleasure of the Board (the "Option Committee"). Members of the Option Committee shall be deemed "Non- Employee Directors" within the meaning of Rule 16b-3 pursuant to the 1934 Act. The Option Committee may select the officers and employees to whom options are to be granted and the number of options to be granted based upon several factors including prior and anticipated future job duties and responsibilities, job performance, the Bank's financial performance and a comparison of awards given by other institutions that have converted from mutual to stock form. A majority of the members of the Option Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Option Committee.

      Officers, directors, key employees and other persons who are designated by the Option Committee will be eligible to receive, at no cost to them, options under the Option Plan (the "Optionees"). Each option granted pursuant to the Option Plan shall be evidenced by an instrument in such form as the Option Committee shall from time to time approve. It is anticipated that options granted under the Option Plan will constitute either Incentive Stock Options (options that afford favorable tax treatment to recipients upon compliance with certain restrictions pursuant to Section 422 of the Internal Revenue Code ("Code") and that do not normally result in tax deductions to the Company) or Non- Incentive Stock Options (options that do not afford recipients favorable tax treatment under Code Section 422). Option shares may be paid for in cash, shares of Common Stock, or a combination of both. The Company will receive no monetary consideration for the granting of stock options under the Option Plan. Further, the Company will receive no consideration other than the option exercise price per share for Common Stock issued to Optionees upon the exercise of those Options.

      Options to be awarded to employees, officers, and directors shall be conditioned upon receipt of stockholder approval of the Option Plan. Options awarded to employees, officers, and directors become first exercisable at a rate of 25% annually commencing on the date of grant, except upon the death, disability or Retirement of the Optionee, or upon a change in control of the Company. In the event of the death, disability or Retirement of an Optionee, or a change in control (as such term is described in the Option Plan), the options granted to such Optionee shall become immediately exercisable without regard to any vesting schedule.

      Shares issuable under the Option Plan may be from authorized but unissued shares, treasury shares or shares purchased in the open market. An Option which expires, becomes unexercisable, or is forfeited for any reason prior to its exercise will again be available for issuance under the Option Plan. No Option or any right or interest therein is assignable or transferable except by will or the laws of descent and distribution. The Option Plan shall continue in effect for a term of ten years from the Effective Date.

Stock Options

      The Option Committee may grant either Incentive Stock Options or Non-Incentive Stock Options. In general, if an Optionee ceases to serve as an employee of the Company for any reason other than disability, death or Retirement, an exercisable Incentive Stock Option may continue to be exercisable for three months but in no event after the expiration date of the option, except as may otherwise be determined by the Option Committee at the time of the award. In the event of the disability or death of an Optionee during employment, an exercisable Incentive Stock Option will continue to be exercisable for one year and two years, respectively, to the extent exercisable by the Optionee immediately prior to the Optionee's disability or death but only if, and to the extent that, the Optionee was entitled to exercise such Incentive Stock Options on the date of termination of employment. The terms and conditions of Non-Incentive Stock Options relating to the effect of an Optionee's termination of employment or service, Retirement, disability, or death shall be such terms as the Option Committee, in its sole discretion, shall determine at the time of termination of service, disability or death, unless specifically determined at the time of grant of such options.

      The exercise price for the purchase of Common Stock subject to an Option may not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock covered by the Option on the date of grant of such Option. For purposes of determining the Fair Market Value of the Common Stock, if the Common Stock is traded otherwise than on a national securities exchange at the time of the granting of an Option, then the exercise price per share of the Option shall be not less than the mean between the last bid and ask price on the date the Option is granted or, if there is no bid and ask price on said date, then on the immediately prior business day on which there was a bid and ask price. If no such bid and ask price is available, then the exercise price per share shall be determined in good faith by the Option Committee. If the Common Stock is listed on a national securities exchange at the time of the granting of an the Option, then the exercise price per share of the Option shall be not less than the average of the highest and lowest selling price of the Common Stock on such exchange on the date such Option is granted or, if there were no sales on said date, then the exercise price shall be not less than the mean between the last bid and ask price on such date. If an officer or employee owns Common Stock representing more than ten percent of the outstanding Common Stock at the time an Incentive Stock Option is granted, then the exercise price shall not be less than one hundred and ten percent (110%) of the Fair Market Value of the Common Stock at the time the Incentive Stock Option is granted. No more than $100,000 of Incentive Stock Options can become exercisable for the first time in any one year for any one person. The Option Committee may impose additional conditions upon the right of an Optionee to exercise any Option granted hereunder which are not inconsistent with the terms of the Option Plan or the requirements for qualification as an Incentive Stock Option, if such Option is intended to qualify as an incentive stock option.

      No shares of Common Stock shall be issued upon the exercise of an Option until full payment has been received by the Company, and no Optionee shall have any of the rights of a stockholder of the Company until shares of Common Stock are issued to such Optionee, except to the extent that dividend equivalent rights are awarded under the Option Plan. Upon the exercise of an Option by an Optionee (or the Optionee's personal representative), the Option Committee, in its sole and absolute discretion, may make a cash payment to the Optionee, in whole or in part, in lieu of the delivery of shares of Common Stock. Such cash payment to be paid in lieu of delivery of Common Stock shall be equal to the difference between the Fair Market Value of the Common Stock on the date of the Option exercise and the exercise price per share of the Option. Such cash payment shall be in exchange for the cancellation of such Option. Such cash payment shall not be made in the event that such transaction would result in liability to the Optionee and the Company under Section 16(b) of the 1934 Act, and regulations promulgated thereunder.

      The Option Plan provides that the Board of Directors of the Company may authorize the Option Committee to direct the execution of an instrument providing for the modification, extension or renewal of any outstanding option, provided that no such modification, extension or renewal shall confer on the Optionee any right or benefit which could not be conferred on the Optionee by the grant of a new Option at such time, and shall not materially decrease the Optionee's benefits under the Option without the Optionee's consent, except as otherwise provided under the Option Plan.

Awards Under the Option Plan

      The Board or the Option Committee shall from time to time determine the officers, Directors, key employees and other persons who shall be granted Awards under the Plan, the number of Awards to be granted to any Participant under the Plan, and whether Awards granted to each such Participant under the Plan shall be Incentive Stock Options and/or Non-Incentive Stock Options. In selecting Participants and in determining the number of shares of Common Stock subject to Options to be granted to each such Participant, the Board or the Option Committee may consider the nature of the services rendered by each such Participant, each such Participant's current and potential contribution to the Company and such other factors as may be deemed relevant. Participants who have been granted an Award may, if otherwise eligible, be granted additional Awards. In no event shall Shares subject to Options granted to non-employee Directors in the aggregate under this Plan exceed more than 41% of the total number of Shares authorized for delivery under this Plan, and no more than 6% of total Plan shares may be awarded to any individual non-employee Director. In no event shall Shares subject to Options granted to any Employee exceed more than 25% of the total number of Shares authorized for delivery under the Plan.

      Pursuant to the terms of the Option Plan, Non-Incentive Stock Options to purchase 6,325 shares of Common Stock will be granted to each non-employee Director of the Company, as of the Effective Date, at an exercise price equal to the Fair Market Value of the Common Stock on such date of grant. Options may be granted to newly appointed or elected non-employee Directors within the sole discretion of the Option Committee, and the exercise price shall be equal to the Fair Market Value of such Common Stock on the date of grant. Twenty-five percent of the Options granted to non-employee Directors on the Effective Date will be first exercisable as of the Effective Date and 25% annually thereafter, during such period of service as a Director or a Director Emeritus. Such Options granted to non-employee Directors will remain exercisable for up to ten years from such date of grant. Upon the death, disability or Retirement of a Director or Director Emeritus, such Options shall be deemed immediately 100% exercisable for their remaining term. All outstanding option awards shall become immediately exercisable in the event of a change in control of the Company or the Bank. Subject to vesting requirements, if applicable, except in the event of death or disability of the Optionee or Change in Control, a minimum of six months must elapse between the date of the grant of an Option and the date of the sale of the Common Stock received through the exercise of such Option.

      The table below presents information related to stock option awards anticipated to be awarded upon stockholder approval of the Option Plan.

                                 NEW PLAN BENEFIT
                              1998 STOCK OPTION PLAN
                              ----------------------

                                                                Number of Options
Name and Position                      Dollar Value(1)            to be Granted
------------------                     ---------------          ------------------
Stephen M. Gagliardi
  Director, President and
  Chief Executive Officer............       N/A                      27,111(2)(3)
James R. Murphy
  Director...........................       N/A                       6,325(3)(4)
William B. Chesson
  Director...........................       N/A                       6,325(3)(4)



                                                                Number of Options
Name and Position                      Dollar Value(1)            to be Granted
------------------                     ---------------          ------------------
George H. Johnson
  Director...........................       N/A                       6,325(3)(4)
William E. Watson
  Director...........................       N/A                       6,325(3)(4)
Gary Young
  Director...........................       N/A                       6,325(3)(4)
John R. Sperlazza
  Director...........................       N/A                       6,325(3)(4)
Executive Officer Group (3 persons)..       N/A                      27,111(3)(5)
Non-Executive Director Group
  (6 persons)........................       N/A                      37,950(4)
Non-Executive Officer Employee Group        N/A                          NA(5)


------------------
(1) The exercise price of such Options shall be equal to the Fair Market Value of the Common Stock on the date of stockholder approval of the Option Plan. Accordingly, the dollar value of the options was not determinable at the time of mailing this Proxy Statement. On December 5, 1997, the last reported sale price on the Nasdaq Small-Cap Market was $17.25 per share. It is intended that Options awarded to Mr. Gagliardi and to the Directors as of the Effective Date shall include Dividend Equivalent Rights. Future Awards under the Plan may also include Dividend Equivalent Rights.
(2)   Options  awarded to officers and employees will be exercisable as follows:
      Options awarded at the time of stockholder approval are first exercisable at the rate of 25% on the date of grant and 25% annually thereafter during periods of continued service as an employee, Director or Director
      Emeritus. Such awards shall be 100% exercisable in the event of death, disability, Retirement, or upon a change in control of the Company or the Bank. Options awarded to employees shall continue to be exercisable during continued service as an employee, Director or Director Emeritus. Options not exercised within three months of termination of service as an employee shall thereafter be deemed non-incentive stock options.
(3) Awards shall vest during periods of continued service as an employee, director, or director emeritus. Upon vesting, awards shall remain exercisable for ten years from the date of grant without regard to continued service as an employee, director, or director emeritus.
(4) Options awarded to directors are first exercisable at a rate of 25% on the date of stockholder approval of the Option Plan and 25% annually thereafter, during such period of service as a director or director emeritus, and shall remain exercisable for ten years without regard to continued service as a director or director emeritus. Upon disability, death, Retirement or a change in control of the Company or the Bank, such awards shall be 100% exercisable.
(5) It is anticipated that additional Options will be awarded to officers and employees of the Company and the Bank as of the Effective Date or otherwise during the 1998 fiscal year. No determination with respect to such awards has been made at the present time.

Dividend Equivalent Rights

      The Committee, in its sole discretion, may include as a term of any Option, the right of the Optionee to receive Dividend Equivalent Rights. Such rights shall provide that upon the payment of a dividend on the Common Stock, the holder of such Options shall receive payment of compensation in an amount equivalent to the dividend payable as if such Options had been exercised and such Common Stock held as of the dividend record date. Such rights shall expire upon the expiration or exercise of such underlying Options. Such rights are nontransferable and shall attach to Options whether or not such Options are immediately exercisable. The dividend equivalent payments associated with Options that are not yet immediately exercisable shall be paid within 30 days of the related dividend payment date. All Options granted to non-employee Directors of the Company or the Bank as of the Effective Date in accordance with the Plan are intended to have Dividend Equivalent Rights associated with such Options.

Effect of Mergers, Change of Control and Other Adjustments

      Subject to any required action by the stockholders of the Company, within the sole discretion of the Option Committee, the aggregate number of shares of Common Stock for which Options may be granted hereunder or the number of shares of Common Stock represented by each outstanding Option will be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of shares of Common Stock effected without the receipt or payment of consideration by the Company. Subject to any required action by the stockholders of the Company, in the event of any change in control, recapitalization, merger, consolidation, exchange of shares, spin-off, reorganization, tender offer, partial or complete liquidation or other extraordinary corporate action or event, the Option Committee, in its sole discretion, shall have the power, prior to or subsequent to such action or events, to (i) appropriately adjust the number of shares of Common Stock subject to each Option, the exercise price per share of such Option, and the consideration to be given or received by the Company upon the exercise of any outstanding Options; (ii) cancel any or all previously granted Options, provided that appropriate consideration is paid to the Optionee in connection therewith; and/or (iii) make such other adjustments in connection with the Option Plan as the Option Committee, in its sole discretion, deems necessary, desirable, appropriate or advisable. However, no action may be taken by the Option Committee which would cause Incentive Stock Options granted pursuant to the Option Plan to fail to meet the requirements of
Section 422 of the Code without the consent of the Optionee. Upon the payment of a special or non-recurring cash dividend that has the effect of a return of capital to the stockholders, the Option exercise price per share shall be adjusted proportionately, except to the extent that the Optionee shall otherwise receive payments associated with Dividend Equivalent Rights attributable to such Options with regard to such special or non-recurring cash dividends.

      The Option Committee will at all times have the power to accelerate the exercise date of all Options granted under the Option Plan. In the case of a Change in Control of the Company as determined by the Option Committee, all outstanding options shall become immediately exercisable. A Change in Control is defined to include (i) the sale of all, or a material portion, of the assets of the Company; (ii) the merger or recapitalization of the Company whereby the Company is not the surviving entity; (iii) a change in control of the Company as otherwise defined or determined by the OTS or its regulations; or (iv) the acquisition, directly or indirectly, of the beneficial ownership (within the meaning of Section 13(d) of the 1934 Act and rules and regulations promulgated thereunder) of 25% or more of the outstanding voting securities of the Company by any person, trust, entity, or group. This limitation shall not apply to the purchase of shares by underwriters in connection with a pubic offering of Company stock or the purchase of shares of up to 25% of any class of securities of the Company by a tax qualified employee stock benefit plan which is exempt from the approval requirements set forth under 12 C.F.R. ss.574.3(c)(1)(vi).

      In the event of such a Change in Control, the Option Committee and the Board of Directors will take one or more of the following actions to be effective  as of the date of such  Change  in  Control:  (i)  provide  that such
Options shall be assumed, or equivalent options shall be substituted, ("Substitute Options") by the acquiring or succeeding corporation (or an affiliate thereof), provided that: (A) any such Substitute Options exchanged for Incentive Stock Options shall meet the requirements of Section 424(a) of the Code, and (B) the shares of stock issuable upon the exercise of such Substitute Options shall constitute securities registered in accordance with the Securities Act of 1933, as amended, ("1933 Act") or such securities shall be exempt from such registration in accordance with Sections 3(a)(2) or 3(a)(5) of the 1933
Act,  (collectively,  "Registered  Securities"),  or in the alternative,  if the securities issuable upon the exercise of such Substitute Options shall not constitute Registered Securities, then the Optionee will receive upon consummation of the Change in Control transaction a cash payment for each Option surrendered equal to the difference between (1) the Fair Market Value of the consideration to be received for each share of Common Stock in the Change in Control transaction times the number of shares of Common Stock subject to such surrendered Options, and (2) the aggregate exercise price of all such surrendered Options, or (ii) in the event of a transaction under the terms of which the holders of the Common Stock of the Company will receive upon consummation thereof a cash payment (the "Merger Price") for each share of Common Stock exchanged in the Change in Control transaction, to make or to provide for a cash payment to the Optionees equal to the difference between (A) the Merger Price times the number of shares of Common Stock subject to such Options held by each Optionee (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all such surrendered Options in exchange for such surrendered Options.

      The power of the Option Committee to accelerate the exercise of Options and the immediate exercisability of Options in the case of a Change in Control of the Company could have an anti-takeover effect by making it more costly for a potential acquiror to obtain control of the Company due to the higher number of shares outstanding following such exercise of Options. The power of the Option Committee to make adjustments in connection with the Option Plan, including adjusting the number of shares subject to Options and canceling Options, prior to or after the occurrence of an extraordinary corporate action, allows the Option Committee to adapt the Option Plan to operate in changed circumstances, to adjust the Option Plan to fit a smaller or larger company, and to permit the issuance of Options to new management following such extraordinary corporate action. However, this power of the Option Committee also has an anti-takeover effect, by allowing the Option Committee to adjust the Option Plan in a manner to allow the present management of the Company to exercise more options and hold more shares of the Company's Common Stock, and to possibly decrease the number of Options available to new management of the Company.

      Although the Option Plan may have an anti-takeover effect, the Company's Board of Directors did not adopt the Option Plan specifically for anti-takeover purposes. The Option Plan could render it more difficult to obtain support for stockholder proposals opposed by the Company's Board and management in that recipients of Options could choose to exercise such Options and thereby increase the number of shares for which they hold voting power. Also, the exercise of such Options could make it easier for the Board and management to block the approval of certain transactions requiring the voting approval of 80% of the Common Stock in accordance with the Certificate of Incorporation. In addition, the exercise of such Options could increase the cost of an acquisition by a potential acquiror.

Amendment and Termination of the Option Plan

      The Board of Directors may alter, suspend or discontinue the Option Plan, except that no action of the Board shall increase the maximum number of shares of Common Stock issuable under the Option Plan, materially increase the benefits accruing to Optionees under the Option Plan or materially modify the requirements for eligibility for participation in the Option Plan unless such action of the Board shall be subject to approval or ratification by the stockholders of the Company.

Possible Dilutive Effects of the Option Plan

      The Common Stock to be issued upon the exercise of Options awarded under the Option Plan may either be authorized but unissued shares of Common Stock or shares purchased in the open market. Because the stockholders of the Company do not have preemptive rights, to the extent that the Company funds the Option Plan, in whole or in part, with authorized but unissued shares, the interests of current stockholders will be diluted. If upon the exercise of all of the Options, the Company delivers newly issued shares of Common Stock (i.e., 108,445, shares of Common Stock), then the dilutive effect to current stockholders would be approximately 9.1%.

Federal Income Tax Consequences

      Under present federal tax laws, awards under the Option Plan will have the following consequences:

      1. The grant of an Option will not by itself result in the recognition of taxable income to an Optionee nor entitle the Company to a tax deduction at the time of such grant.

      2. The exercise of an Option which is an "Incentive Stock Option" within the meaning of Section 422 of the Code generally will not, by itself, result in the recognition of taxable income to an Optionee nor entitle the Company to a deduction at the time of such exercise. However, the difference between the Option exercise price and the Fair Market Value of the Common Stock on the date of Option exercise is an item of tax preference which may, in certain situations, trigger the alternative minimum tax for an Optionee. An Optionee will recognize capital gain or loss upon resale of the shares of Common Stock received pursuant to the exercise of Incentive Stock Options, provided that such shares are held for at least one year after transfer of the shares or two years after the grant of the Option, whichever is later. Generally, if the shares are not held for that period, the Optionee will recognize ordinary income upon disposition in an amount equal to the difference between the Option exercise price and the Fair Market Value of the Common Stock on the date of exercise, or, if less, the sales proceeds of the shares acquired pursuant to the Option.

      3. The exercise of a Non-Incentive Stock Option will result in the recognition of ordinary income by the Optionee on the date of exercise in an amount equal to the difference between the exercise price and the Fair Market Value of the Common Stock acquired pursuant to the Option.

      4. The Company will be allowed a tax deduction for federal tax purposes equal to the amount of ordinary income recognized by an Optionee at the time the Optionee recognizes such ordinary income, including the receipt of cash paid related to Dividend Equivalent Rights.

      5. In accordance with Section 162(m) of the Code, the Company's tax deductions for compensation paid to the most highly paid executives named in the Company's Proxy Statement may be limited to no more than $1 million per year, excluding certain "performance-based" compensation. The Company intends for the award of Options under the Option Plan to comply with the requirement for an exception to
            Section 162(m) of the Code applicable to stock option plans so that the Company's deduction for compensation related to the exercise of Options would not be subject to the deduction limitation set forth in Section 162(m) of the Code.


Accounting Treatment

      The Company expects to use the "intrinsic value based method" as prescribed by APB Opinion 25. Accordingly, neither the grant nor the exercise of an Option under the Option Plan currently requires any charge against earnings under generally accepted accounting principles. In certain circumstances, Common Stock issuable pursuant to outstanding Options which are exercisable under the Option Plan might be considered outstanding for purposes of calculating primary earnings per share and earnings per share on a fully diluted basis.

Stockholder Approval

      Stockholder  approval  of the  Option  Plan is  being  sought  in order to qualify the Option Plan for the granting of Incentive Stock Options in accordance with the Code, to enable Optionees to qualify for certain exemptive treatment from the short-swing profit recapture provisions of Section 16(b) of the 1934 Act, to meet the requirements for the tax-deductibility of certain compensation items under Section 162(m) of the Code, and to meet the requirements for continued listing of the Common Stock under the Nasdaq Small-Cap Market. An affirmative vote of the holders of a majority of the total votes cast at the Meeting on the matter, in person or by proxy, is required to constitute stockholder approval of this Proposal I.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE 1998 STOCK OPTION PLAN.

--------------------------------------------------------------------------------
               PROPOSAL II - APPROVAL OF THE RESTRICTED STOCK PLAN
--------------------------------------------------------------------------------

General

      The Board of Directors of the Company has adopted the RSP as a method of providing directors, officers, and key employees of the Bank with a proprietary interest in the Company in a manner designed to encourage such persons to remain in the employment or service of the Bank. The Bank will contribute sufficient funds to the RSP to purchase Common Stock representing up to 4% of the aggregate number of shares issued in the Conversion (i.e., 43,378 shares of Common Stock) in the open market. Alternatively, the RSP may purchase authorized but unissued shares of Common Stock or treasury shares from the Company. All of the Common Stock to be purchased by the RSP will be purchased at the Fair Market Value of such stock on the date of purchase. Awards under the RSP will be made in recognition of expected future services to the Bank by its directors, officers and key employees responsible for implementation of the policies adopted by the Bank's Board of Directors and as a means of providing a further retention incentive. The following is a summary of the material features of the RSP which is qualified in its entirety by reference to the complete provisions of the RSP which is attached hereto as Exhibit B.

Awards Under the RSP

      Benefits under the RSP ("Plan Share Awards") may be granted at the sole discretion of a committee comprised of not less than two directors who are not employees of the Bank or the Company (the "RSP Committee") appointed by the Bank's Board of Directors. The RSP is managed by trustees (the "RSP Trustees") who are non-employee directors of the Bank or the Company and who have the responsibility to invest all funds contributed by the Bank to the trust created for the RSP (the "RSP Trust"). Unless the terms of the RSP or the RSP Committee specifies otherwise, awards under the RSP will be in the form of restricted stock payable as the Plan Share Awards shall be earned and non- forfeitable. Twenty (20%) of such awards shall be earned and non-forfeitable as of the date of grant of such awards, and 20% annually thereafter, provided that the recipient of the award remains an employee, Director or Director Emeritus during such period. A recipient of such restricted stock will not be entitled to voting rights associated with such shares prior to the applicable date such shares are earned. Dividends paid on Plan Share Awards shall be paid within 30 days of the dividend payment date without regard to the vested status of such Plan Share Awards. Any shares held by the RSP Trust which are not yet earned shall be voted by the RSP Trustees, as directed by the RSP Committee. If a recipient of such restricted stock terminates employment or service for reasons other than death, disability, Retirement or a change in control of the Company or the Bank, the recipient forfeits all rights to the awards under restriction. If the recipient's termination of employment or service is caused by death, disability, Retirement or a change in control of the Company or the Bank, all restrictions expire and all shares allocated shall become unrestricted. Awards of restricted stock to directors shall be immediately non-forfeitable in the event of the death, disability or Retirement of such director, or a change in control of the Company or the Bank, and will be distributed as soon as practicable thereafter. The Board of Directors can terminate the RSP at any time, and if it does so, any shares not allocated will revert to the Company.

      Plan Share Awards under the RSP will be determined by the RSP Committee. In no event shall any Employee receive Plan Share Awards in excess of 25% of the aggregate Plan Shares authorized under the Plan. Plan Share Awards may be granted to newly elected or appointed non-employee Directors of the Bank subsequent to the effective date (as defined in the RSP) provided that the Plan Share Awards made to non-employee directors shall not exceed 41% of total Plan Share Reserve in the aggregate under the Plan or 6% of the total Plan Share Reserve to any individual non-employee Director.

      The aggregate number of Plan Shares available for issuance pursuant to the Plan Share Awards and the number of shares to which any Plan Share Award relates shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the effective date (as defined in the RSP) of the RSP resulting from any split, subdivision or consolidation of the Common Stock or other capital adjustment, change or exchange of Common Stock, or other increase or decrease in the number or kind of shares effected without receipt or payment of consideration by the Company.

      The following table presents information related to the anticipated award of Common Stock under the RSP as authorized pursuant to the terms of the RSP or the anticipated actions of the RSP Committee.

                                NEW PLAN BENEFITS
                              RESTRICTED STOCK PLAN
                              ---------------------

Name and Position                         Dollar Value (1)       Number of Shares (2)(3)
-----------------                         ----------------       -----------------------
Stephen M. Gagliardi
  Director, President and                         $187,059                10,844
  Chief Executive Officer..........
James R. Murphy
  Director.........................                $43,643                 2,530
William B. Chesson
  Director.........................                $43,643                 2,530
George H. Johnson
  Director.........................                $43,643                 2,530
William E. Watson
  Director.........................                $43,643                 2,530
Gary Young
  Director.........................                $43,643                 2,530
John R. Sperlazza
  Director.........................                $43,643                 2,530

Executive Officer Group (3 persons)               $187,059                10,844(4)
Non-Executive Director
  Group (6 persons)................               $261,855                15,180
Non-Executive Officer Employee
  Group............................                     NA                    NA(4)



--------------------
(1) These values are based on the last reported sale price for the Common Stock as reported on the Nasdaq Small-Cap Market on December 5, 1997, which was $17.25 per share. The exact dollar value of the Common Stock granted will equal the market price of the Common Stock on the date of vesting of such awards. Accordingly, the exact dollar value is not presently determinable.

(2) All Plan Share Awards presented herein shall be earned at the rate of 20% on the date of stockholder approval of the RSP and 20% annually thereafter. All awards shall become immediately 100% vested upon death, disability, Retirement or termination of service following a change in control (as defined in the RSP).
(3) Plan Share Awards shall continue to vest during periods of service as an employee, director, or director emeritus.
(4) It is anticipated that additional Awards will be awarded to officers and employees of the Company and the Bank as of the Effective Date or otherwise during the 1998 fiscal year. No determination with respect to such awards has been made at the present time.

Amendment and Termination of the Plan

      The Board may amend or terminate the RSP at any time. However, no action of the Board may increase the maximum number of Plan Shares permitted to be awarded under the RSP, except for adjustments in the Common Stock of the Company, materially increase the benefits accruing to Participants under the RSP or materially modify the requirements for eligibility for participation in the RSP unless such action of the Board shall be subject to ratification by the stockholders of the Company.

Possible Dilutive Effects of RSP

      The RSP provides that Common Stock to be awarded may be acquired by the RSP through open-market purchases or from authorized but unissued shares of Common Stock from the Company. In that stockholders do not have preemptive rights, to the extent that the Company utilizes authorized but unissued shares to fund RSP awards, the interests of current stockholders will be diluted. If all Plan Share Awards are funded with newly issued shares, the dilutive effect to existing stockholders would be approximately 3.9%. It is the Company's present intention to fund the RSP through open-market purchases of Common Stock.

Federal Income Tax Consequences

      Common Stock awarded under the RSP is generally taxable to the recipient at the time that such awards become earned and non-forfeitable, based upon the Fair Market Value of such stock at the time of such vesting. Alternatively, a recipient may make an election pursuant to Section 83(b) of the Code within 30 days of the date of the award to elect to include in gross income for the current taxable year the Fair Market Value of such stock as of the date of the award. Such election must be filed with the Internal Revenue Service within 30 days of the date of the granting of the stock award. The Company will be allowed a tax deduction for federal tax purposes as a compensation expense equal to the amount of ordinary income recognized by a recipient of Plan Share Awards at the time the recipient recognizes taxable ordinary income. A recipient of a Plan Share Award may elect to have a portion of such award withheld by the RSP Trust in order to meet any necessary tax withholding obligations.

Accounting Treatment

      For accounting purposes, the Company will recognize compensation expense in the amount of the Fair Market Value of the Common Stock subject to Plan Share Awards at the grant date pro rata over the period of years during which the awards are earned.

Stockholder Approval

      The Company is submitting the RSP to stockholders for approval to enable recipients of Plan Share Awards to qualify for certain exemptive treatment from the short-swing profit recapture provisions of Section 16(b) of the 1934 Act and to meet the requirements for continued listing of the Common Stock on the Nasdaq Small-Cap Market. The affirmative vote of holders of a majority of the total votes cast at the Meeting on the matters, in person or by proxy, is required to constitute stockholder approval of this Proposal II.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE RESTRICTED STOCK PLAN.


--------------------------------------------------------------------------------
                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
--------------------------------------------------------------------------------

Certain Related Transactions

      The Bank, like many financial institutions, has followed a policy of granting various types of loans to officers, directors, and employees. The loans have been made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the Bank's other customers, and do not involve more than the normal risk of collectibility, or present other unfavorable features.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

      The Board of Directors is not aware of any business to come before the Meeting other than those matters described in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the persons named in the accompanying proxy.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

      The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation. The Company may retain the assistance of a third party to aid in the solicitation of proxies at a cost which is not anticipated to exceed $3,000 plus reimbursement of certain incurred expenses; however, actual expenses may exceed estimated costs.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

      In order to be eligible for inclusion in the Company's proxy materials for the 1998 Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive offices at 1015 Commerce Street, Wellsburg, West Virginia 26070, no later than June 2, 1998. Any such proposals shall be subject to the requirements of the proxy rules adopted under the 1934 Act.

                                    BY ORDER OF THE BOARD OF DIRECTORS


                                    /s/ Florence K. McAlpine
                                    Florence K. McAlpine
                                    Corporate Secretary

Wellsburg, West Virginia
December 15, 1997

Appendix A

--------------------------------------------------------------------------------
                            ADVANCE FINANCIAL BANCORP
                              1015 COMMERCE STREET
                         WELLSBURG, WEST VIRGINIA 26070
--------------------------------------------------------------------------------
                         SPECIAL MEETING OF STOCKHOLDERS
                                January 20, 1998
--------------------------------------------------------------------------------

      The  undersigned  hereby  appoints  the  Board  of  Directors  of  Advance
Financial Bancorp (the "Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Special Meeting of Stockholders (the "Meeting"), to be held at the Steubenville Country Club, 413 Lovers Lane, Steubenville, Ohio, on Tuesday, January 20, 1998, at 9:00 a.m. and at any and all adjournments thereof, in the following manner:


                                               FOR       AGAINST     ABSTAIN
                                               ---       -------     -------
1.    The approval of the
      Advance Financial Bancorp
      1998 Stock Option Plan.                  |_|         |_|          |_|

2.    The approval of the
      Advance Financial Savings Bank
      Restricted Stock Plan                    |_|         |_|          |_|


In their discretion, such attorneys and proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournments thereof. If necessary, the Meeting will be adjourned to solicit additional proxies with respect to approval of the Advance Financial Bancorp 1998 Stock Option Plan and the Advance Financial Savings Bank Restricted Stock Plan.

      The Board of Directors recommends a vote "FOR" all of the above listed propositions.

--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

      Should the undersigned be present and elect to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this Proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this Proxy by filing a subsequently dated Proxy or by written notification to the Secretary of the Company of his or her decision to terminate this Proxy.

      The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Special Meeting of Stockholders and a Proxy Statement dated December 15, 1997.



Dated:
       -------------------------



----------------------------------           ----------------------------------
PRINT NAME OF STOCKHOLDER                    PRINT NAME OF STOCKHOLDER


----------------------------------           ----------------------------------
SIGNATURE OF STOCKHOLDER                     SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this Proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.


--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------

Appendix B


                                 SCHEDULE 14A
                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                Exchange Act of 1934 (Amendment No.          )


Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement     [ ] Confidential, for use of the Commission
                                        Only (as permitted by Rule 14a 6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                            Advance Financial Bancorp
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  [X] No fee required
  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

      (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------

      (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------

      (5) Total fee paid:
--------------------------------------------------------------------------------

  [ ]   Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount previously paid:
--------------------------------------------------------------------------------

      (2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------

      (3) Filing Party:
--------------------------------------------------------------------------------

      (4) Date Filed:
--------------------------------------------------------------------------------